UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2008
TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32504	20-2311383
(State or other jurisdiction	(Commission file number)	( I.R.S. employer
of incorporation)		identification no.)

Two Westbrook Corporate Center
Suite 1070
Westchester, IL		60154
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On May 8, 2008, TreeHouse Foods, Inc. (NYSE: THS) (“TreeHouse”) issued a press release announcing its financial and operating results for the fiscal quarter ended March 31, 2008 and providing information relating to its previously announced webcast being held to discuss such results. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 8.01. Other Events
Effective January 1, 2008, we realigned the manner in which the business is managed and now focus on operating results based on channels of distribution. Previously, we managed our business based on product categories. Our change in focus from product to channel based is consistent with management’s long-term operating strategy and the manner in which the Company reports its results to the chief operating decision maker. Furthermore, this change was necessary due to the acquisitions that had occurred during 2007, as we added numerous products throughout the year. The change in reportable segments will also permit the Company to integrate future acquisitions more efficiently and provide our investors with greater comparability to our peer group, as many of them also present results based on distribution channels. As a result our new reportable segments are North American retail grocery, food away from home, and industrial and export. Segment performance is evaluated based on net sales dollars, gross profit and direct operating income (gross profit less freight out, sales commissions and direct segment expenses).
For comparability and investor analysis purposes, the Company is recasting the presentation of selected segment information by quarter for 2007 and 2006. These changes do not affect the Company’s Consolidated Statements of Income, Consolidated Balance Sheets, Consolidated Statements of Stockholders’ Equity and Parent’s Net Investment or Consolidated Statements of Cash Flows.
Item 9.01 on this Current Report on Form 8-K provides the segment information described above for the periods noted.
Item 9.01. Other Events
(c)	Exhibits:

Exhibit	Exhibit
Number	Description
99.1	Press Release dated May 8, 2008, announcing financial results for the fiscal quarter ended March 31, 2008
99.2	Recast quarterly segment information for 2007 and 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

TreeHouse Foods, Inc.

By:	/s/ Dennis F. Riordan

Name:	Dennis F. Riordan
Senior Vice President and Chief Financial Officer
Date: May 8, 2008

Index to Exhibits

Exhibit	Exhibit
Number	Description
99.1	Press Release dated May 8, 2008, announcing financial results for the fiscal quarter ended March 31, 2008
99.2	Recast quarterly segment information for 2007 and 2006